Exhibit 32.2




				Exhibit 99(i)

		 	   CERTIFICATION PURSUANT TO
			       18 U.S.C. ss.1350
			    AS ADOPTED PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Datascension, Inc. (the"Company") on Form 10-QSB for the quarter ended September 30 , 2005 as filed with the Securities and Exchange Commission on the date therein specified (the "Report") "Report"), I, D. Scott Kincer, Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ D. Scott Kincer
                                     ------------------------------------------
                                      D. Scott Kincer
					Principal Accounting Officer

Dated: May 15, 2006